UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 22, 2003

                                 --------------


                             Sel-Leb Marketing, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New York                         1-13856                      11-3180295
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                  495 River Street, Paterson, New Jersey 07524
             ------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's Telephone Number, including Area Code: (973) 225-9880


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On May 22, 2003, Sel-Leb Marketing, Inc. (the "Company") issued a press release announcing its delisting from the Nasdaq SmallCap Market and related matters, including general steps needed to regain a market listing, general comments on its operating results, and the status of a pending legal action. The press release is attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Press release issued by Sel-Leb Marketing, Inc. on May 22, 2003.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SEL-LEB MARKETING, INC.
                                           (Registrant)



Dated:  May 22, 2003                       By: /s/ George Fischer
                                              -------------------------
                                              Name: George Fischer
                                              Title: Chief Financial Officer


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                                 EXHIBIT INDEX



          99.1   Press release issued by Sel-Leb Marketing, Inc. on
                 May 22, 2003.